UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2018

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey 07052
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2018, Deborah Ramentol, Senior Group President of Lincoln Educational Services Corporation (the “Company”) notified the Company of her intention to retire from the Company on February 1, 2018.  The Company and Ms. Ramentol have entered into a Separation and Release Agreement (the “Separation Agreement”) that sets forth the retirement compensation and benefits Ms. Ramentol is to receive from the Company.

The Separation Agreement indicates that Ms. Ramentol’s last day of employment with the Company will be February 1, 2018.  The Separation Agreement provides, among other things, that, in consideration for a release of claims, the Company will pay Ms. Ramentol a lump sum cash payment of $284,387.25, subject to withholding, and a lump sum, if any, annual bonus for 2017, payable on the date that bonuses for 2017 are paid generally to the Company’s senior executives.  In addition, pursuant to the Separation Agreement, the Company will pay the employer-portion of the monthly premiums due for continuation of medical, dental and vision plan coverage for Ms. Ramentol and her family under COBRA through January 31, 2019.  The Separation Agreement further provides that 50,000 shares of restricted stock awarded by the Company to Ms. Ramentol will become fully vested on the effective date of Ms. Ramentol’s retirement from the Company.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Separation and Release Agreement dated January 24, 2018 between the Company and Deborah Ramentol

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2018

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Brian K. Meyers
	Name:	Brian K. Meyers
	Title:	Executive Vice President, Chief Financial Officer and Treasurer